SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 2)
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2007
Intellect Neurosciences, Inc.

(Exact Name Of Registrant As Specified In Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

333-128226	20-2777006

(Commission File Number)	(I.R.S. Employer Identification No.)

7 West 18th Street, New York, NY	10011

(Address of Principal Executive Offices)	(Zip Code)
(212) 448-9300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
On May 16, 2007, Intellect Neurosciences, Inc. (f/k/a GlobePan Resources, Inc.) (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) to disclose a change in the Company’s independent registered public accounting firm which Original 8-K was amended on May 29, 2007 (“Amendment No. 1”). This Amendment No. 2 on Form 8-K/A is filed for the sole purpose of filing a letter from the Company’s former independent registered public accounting firm, Amisano Hanson, Chartered Accountants, to the Securities and Exchange Commission regarding the Company’s change in independent registered public accounting firm. Amendment No. 1 is hereby amended and supplemented by adding the following:
Item 4.01.   Changes in and Disagreements With Accountants on Accounting and Financial Disclosure.
Pursuant to the request of the Company, on May 31, 2007, Amisano Hanson furnished to the Company a letter addressed to the Securities and Exchange Commission stating Amisano Hanson’s position regarding the Company’s disclosure in Section 4.01 of Amendment No. 1. A copy of that letter has been filed as Exhibit 16.1 hereto.
Item 9.01.   Financial Statements and Exhibits.
(d)    Exhibits:

Exhibit Number	Description

16.1	Letter dated May 31, 2007 from Amisano Hanson, Chartered Accountants, to the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: June 4, 2007	INTELLECT NEUROSCIENCES, INC.
	By:	/s/ Elliot Maza
		Name:	Elliot Maza
		Title:	President and CFO